UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 4, 2019
Affiliated Managers Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)
(800) 345-1100
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	Results of Operations and Financial Condition.
On February 4, 2019, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter and year ended December 31, 2018.

ITEM 8.01	Other Events.
The press release announced that the Company’s Board of Directors authorized and declared a quarterly dividend of $0.32 per share of common stock, payable March 1, 2019 to stockholders of record as of the close of business on February 14, 2019.
The press release further announced that the Board of Directors authorized an additional share repurchase program, pursuant to which the Company may repurchase up to 3.25 million shares of its issued and outstanding shares of common stock. Purchases may be made from time to time, at management’s discretion, in the open market or in privately negotiated transactions, including through the use of derivatives and accelerated share repurchase programs. This additional authorization, combined with the remaining shares available for repurchase under the Company’s January 2018 program, provides for a total of 5.0 million shares available for repurchase under the Company’s share repurchase programs, which do not expire.
A copy of the press release announcing the Company’s earnings results, the dividend and the share repurchase authorization is furnished as Exhibit 99.1 hereto, except for such portions which are filed, as noted below under Item 9.01.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The financial statement tables set forth on pages 4 through 11 in Exhibit 99.1 hereto are “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended. The remaining information in Exhibit 99.1 is being “furnished” to the Securities and Exchange Commission as provided pursuant to General Instruction B.2 of Form 8-K.

Exhibit No.	Description

99.1	Earnings Press Release issued by the Company on February 4, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: February 4, 2019	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary

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